Exhibit 99.2 MARCH 12, 2024

Disclaimers and Other Important Information This presentation (the “Presentation”) about Scholastic Inc. (“Scholastic”) and its agreed upon investment in 9 Story Media Group Inc. (“9 Story”) is dated as of March 2024. It contains information in a summary form and should be read in that context, as it does not purport to be complete in its coverage of the subject matter included in the Presentation. The data and other information contained herein is derived from or based on various internal and external sources. This Presentation is not intended to be relied upon as advice to investors or potential investors and does not take into account the investment objectives, financial situation or needs of any particular investor. No representation or warranty, express or implied, is made or given by or on behalf of Scholastic or any of its affiliates, directors, officers or employees as to the accuracy, completeness or fairness of the information, views or opinions contained in this Presentation and no responsibility or liability is accepted by any person based on such information, views or opinions. Scholastic does not undertake or agree to update this Presentation or to correct any inaccuracies in, or omissions from, this Presentation that may subsequently become apparent. No person has been authorized to give any information or provide views or opinions other than those contained in this Presentation and, if given and/or made, such information, views or opinions should not be relied upon as having been so authorized. The contents of this Presentation are not to be construed as legal, financial or tax advice. Forward Looking Statements: Certain statements contained in this Presentation may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, or “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including any synergies expected to be achieved by Scholastic from the investment in 9 Story Media Group Inc., are not historical facts and constitute forward-looking statements involving estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements. Such statements reflect Scholastic's current views and intentions in respect to future events, arrived at based on current information available to Scholastic, and are subject to risks, uncertainties and assumptions as referred to above. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those referred to herein should one or more of these risks or uncertainties materialize, including those risk factors discussed or referred to in Scholastic’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including Scholastic’s most recent Annual Report on Form 10-K and quarterly report on Form 10-Q. Should any factor affect Scholastic in an unexpected manner, or should assumptions underlying the forward-looking statements in this presentation prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, Scholastic does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward- looking statements included in this Presentation are made as of the date of this Presentation and Scholastic undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law. 1

™ Transaction Overview - Scholastic + 9 Story • Scholastic to acquire 100% of the economic interest in and a minority of voting rights in 9 Story Media Group (“9 Story”), a leading creator, producer and distributor of premium, animated & live- action children’s content 1 • Purchase price of approximately USD $186M subject to customary purchase price adjustments • Provides significant strategic benefits and incremental opportunities to build and monetize global, multi-media children’s brands, accelerating Scholastic's 360° content creation strategy 2 • Expected to close in Scholastic's fiscal 2025 first quarter , funded from Scholastic's available cash and revolving credit facility 1) Represents CAD $250M at CAD/USD exchange rate of 0.74 as of March 11, 2024; 2) Scholastic's fiscal 2025 first quarter begins June 1, 2024 2

9 Story At A Glance

9 Story is a leading independent creator, producer and distributor of premium children's content

- Award-winning, turn-key global production studios in Toronto, Dublin, and Bali with state-of-the-art animation and live-action production capabilities
- Ability to tap significant Canadian and Irish tax subsidies & pre-sell productions through global distribution relationships to de-risk project financing
- Extensive kids' content library across a wide range of genres including 2-D and 3-D animation and live action
- In-house distribution and merchandising & licensing teams with global sales network maximizes long-term monetization opportunities

KEY METRICS

5,000+
Half Hours of Distributed Catalog

74%
of Library Content Owned IP or Long-Term Rights

131
Consumer Product Licenses Globally

18
Animation Production Lines

70+
Properties Placed on Major AVOD Platforms

~1,000
Half Hours on Streaming Platforms

21
Emmy® Award Wins

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9 Story Provides Capabilities Across Entire IP Lifecycle Full set of highly synergistic capabilities across the entire kids’ IP lifecycle, from inception to production to monetization IP DEVELOPMENT & CREATIVE SERVICE CONSUMER DISTRIBUTION PRODUCTION PRODUCTION PRODUCTS Production service Sales to digital platforms Proprietary Monetizes owned IP/rights arrangements without and linear channels in 180+ productions, co- by offering licensed ongoing economic interest countries as well as productions products across various after the show is produced associated IP royalties and productions with consumer product retained economic interest categories sold globally and/or distribution rights KEY DISTRIBUTION KEY KEY SELECT IP WITH PARTNERS PRODUCTIONS PRODUCTIONS RETAINED M/L RIGHTS 4

Transaction Accelerates 360° Content Creation Strategy Bring Scholastic’s award-winning content from the pages of books and series to big and small screens Supports growth of 9 Story enables Scholastic children’s acceleration of franchises, driving book page-to-screen sales, creating additional capabilities including value for Scholastic development authors and partners, and production, with the power to with enhanced introduce millions of distribution, new kids and families to merchandising & Scholastic books and $ licensing capabilities stories Introducing More Children & Families to Scholastic Brands & Drive long-term book Build valuable global franchises through Stories by Reaching sales & new book and expanded distribution, merchandising & Kids Where They Are series print publishing licensing, accelerating already strong momentum of Scholastic Entertainment 5

Driving Long-Term Value in Clifford Through 360° Strategy

Clifford The BIG RED DOG

Introducing More Children & Families to Clifford by Reaching Kids Where They Are

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Published *Clifford, the Big Red Dog* in 1963, the first book in the bestselling Clifford book series


Clifford the Big Red Dog
Clifford's Good Deeds
Clifford's Birthday Party

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AMAZON ORIGINAL
Clifford The BIG RED DOG


Clifford The Big Red Dog

Produced Clifford the Big Red Dog TV Series in 2000 (PBS Kids) followed by Clifford the Big Red Dog TV Series (with 9 Story) in 2019 (Amazon / PBS)

Produced Clifford the Big Red Dog feature film in 2021 (Paramount+); recently announced Clifford 2 movie

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Over $500M in wholesale merchandise sales generated between 2002 – 2007[2]

Clifford feature film released in > 50 countries

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Clifford The Big Red Dog
Clifford The BIG RED DOG
The Story of Clifford

30% increase in Clifford US trade sales[1] since the 2019 animated reboot release

125 titles published across Scholastic's channels, related to the 2000 TV series; 14 TV tie-in titles published related to the 2019 Clifford TV series; graphic tie-in novel published for the Clifford film

1) Represents year-over-year % unit sales increase from fiscal 2019 to fiscal 2021 for all Clifford titles across Trade Publishing; 2) Total gross merchandising sales reported by licensees of Clifford brand between 2002 – 2007, following release of first series on PBS Kids

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9 Story Financial Overview 3% 40% Scholastic’s strategic investment and Creative Service Production economic interest in 19% 9 Story expected to $104M IP Production contribute long-term 1 growth & earnings FY2023 Revenue accretion Distribution Consumer Products 39% 1) 9 Story's fiscal year ended August 31, 2023; USD based on CAD/USD exchange rate of 0.74 as of March 11, 2024 7

Transaction Summary Scholastic to acquire 100% of the economic interest in and a minority of voting rights in • Transaction 9 Story Media Group Overview 1 Purchase price (enterprise value on cash-free, debt-free basis) of ~$186M (CAD $250m) • Transaction expected to be initially funded from Scholastic's available cash and its revolving • Transaction credit facility Financing Regular dividend and authorized share repurchase program not expected to be impacted • Transaction approved by the Board of Directors of Scholastic and 9 Story Media Group • Approvals Subject to satisfactory opinion from the Minister of Canadian Heritage • & Timing Expected to close in Scholastic's fiscal 2025 first quarter, which begins on June 1, 2024 • 1) Based on CAD/USD exchange rate of 0.74 as of March 11, 2024 8

Transaction Highlights Accelerates 360° content creation strategy with 1 significant brand & content monetization opportunity Investment in best-in-class production studios 2 with global distribution & licensing capabilities Risk-mitigated production model through advantageous 3 tax opportunities & ability to pre-sell productions Complementary end-to-end creative and 4 production capabilities across the IP lifecycle Talented and experienced management team 5 with highly-aligned cultures and values 9